UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
____________________
FORM 8-K
_________________________________________
Current report pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 23, 2024
_______________________
(Exact name of registrant as specified in its charter)
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California	0-10661	94-2792841
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

63 Constitution Drive	Chico,	California	95973
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (530) 898-0300
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TCBK	Nasdaq
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 23, 2024, TriCo Bancshares (the “Company”) held its 2024 annual meeting of shareholders. As of the record date for the annual meeting, there were 33,168,770 shares of common stock outstanding entitled to vote on all proposals presented at the annual meeting. 28,311,531 shares of common stock, or 85.4% of the total outstanding, were present at the meeting in person or by proxy. At the annual meeting, the Company’s shareholders (i) elected all 11 nominees to the Company’s Board of Directors, (ii) approved the Company's 2024 Equity Incentive Plan, (iii) approved the compensation of the Company’s executive officers on an advisory (nonbinding) basis, and (iv) ratified the selection of Moss Adams LLP as the Company’s principal independent auditor for 2024. The following are the voting results of each matter submitted to the Company’s shareholders at the annual meeting.

1.Election of the following 11 nominees to the Company’s Board of Directors:

Nominee	For	Withheld	Abstained/Broker Non-Votes
Kirsten E. Garen	24,609,171	310,222	3,391,996
Cory W. Giese	24,450,045	469,349	3,391,996
John S. A. Hasbrook	23,618,432	1,300,962	3,391,996
Margaret L. Kane	24,638,601	280,793	3,391,996
Michael W. Koehnen	24,668,278	251,116	3,391,996
Anthony L. Leggio	24,633,270	286,124	3,391,996
Martin A. Mariani	24,449,255	470,139	3,391,996
Thomas C. McGraw	24,627,803	291,591	3,391,996
Jon Y. Nakamura	24,628,217	291,177	3,391,996
Richard P. Smith	24,573,333	346,061	3,391,996
Kimberley H. Vogel	24,624,340	295,054	3,391,996

2. Approve the Equity Incentive Plan:

Votes
For	24,100,200
Against	650,158
Abstain	169,177
Broker Non-Votes	3,391,996

3. Advisory (nonbinding) resolution to approve the compensation of the Company’s executives:

Votes
For	24,295,880
Against	444,625
Abstain	179,030
Broker Non-Votes	3,391,996

4. Ratification of Moss Adams LLP as the Company’s independent public accountants for the 2024 fiscal year:

Votes
For	28,015,563
Against	134,512
Abstain	161,456
Broker Non-Votes	—

Item 8.01 Other Events

Election of Chairman of the Board

Following the 2024 Annual Meeting, the Board of Directors of the Company (“Board”) unanimously elected Richard P. Smith, President and Chief Executive Officer of the Company as Chairman of the Board. The Board also unanimously elected Cory W. Giese as Lead Independent Director of the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. None

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRICO BANCSHARES

Date: May 29, 2024	/s/ Peter G. Wiese
Peter G. Wiese, Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)